MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME: Southern Investors Service Company, Inc.	PETITION DATE:	April 8, 2005
CASE NUMBER: 05-35538-H4-11	DISTRICT OF TEXAS:	Southern
PROPOSED PLAN DATE: 5/16/2005	DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY FOR MONTH MAY 2005

MONTH	April	May
REVENUES (MOR-6)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	($733.00)	($35,125.63)	$0.00	$0.00	$0.00	$0.00
NET INCOME (LOSS) (MOR-6)	$3,286.83	($32,581.22)	$0.00	$0.00	$0.00	$0.00
PAYMENTS TO INSIDERS (MOR-9)	$0.00	$100.00	$0.00	$0.00	$0.00	$0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

TOTAL DISBURSEMENTS (MOR-8)	$0.00	$1,813.90	$0.00	$0.00	$0.00	$0.00

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES ☒ NO ☐	2-01-2006
LIABILITY	YES ☒ NO ☐	2-01-2006
VEHICLE	YES ☒ NO ☐	2-01-2006
WORKER’S	YES ☐ NO ☒	- -
OTHER	YES ☒ NO ☐	3-15-2006

CIRCLE ONE
Are all accounts receivable being collected within terms?	No
Are all post-petition liabilities, including taxes, being paid within terms?	Yes
Have any pre-petition liabilities been paid?	No
If so, describe
Are all funds received being deposited into DIP bank accounts?	Yes
Were any assets disposed of outside the normal course of business?	No
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?	Yes
What is the status of your Plan of Reorganization?

The Debtor filed its Plan of Distribution on May 16, 2005

ATTORNEY NAME:	Gary C. Miller	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
FIRM NAME:	Andrews Kurth LLP
ADDRESS:	600 Travis
Suite 4200
CITY, STATE, ZIP:	Houston,Texas 77002	SIGNED X ______ /s/ Eric Schumann	Senior Vice-President
TELEPHONE/FAX:	Ph 713-2204200 Fax 713-220-4285	(ORIGINAL SIGNATURE)
		_______________/s/ Eric Schumann	6/20/2005
MOR-1		(PRINT NAME OF SIGNATORY)	DATE	Revised 07/01/98

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

COMPARATIVE BALANCE SHEETS

	FILING DATE* 4/8/2005 0:00	MONTH April	MONTH May	MONTH	MONTH	MONTH	MONTH
ASSETS
CURRENT ASSETS
Cash	$1,987,139.56	$1,993,290.29	$1,996,539.97
Accounts Receivable, Net	$32,328.76	$30,197.86	$29,492.59
Inventory: Lower of Cost or Market
Prepaid Expenses
Investments	$703,000.00	$703,000.00	$703,000.00
Other

TOTAL CURRENT ASSETS	$2,722,468.32	$2,726,488.15	$2,729,032.56	$0.00	$0.00	$0.00	$0.00

PROPERTY, PLANT & EQUIP. @ COST
Less Accumulated Depreciation
NET BOOK VALUE OF PP & E	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER ASSETS
1. Tax Deposits
2. Investments in Subsidiaries
3. Electric Deposit
4.

TOTAL ASSETS	$2,722,468.32	$2,726,488.15	$2,729,032.56	$0.00	$0.00	$0.00	$0.00

MOR-2

*  Per Schedules and Statement of Affairs. Note: the Debtor inadvertently failed to account for approximately $1,800 worth of interest earned on one of its bank accounts for the month of March 2005 in determining the amount of cash listed in its Schedule B. The Debtor intends to amend Schedule B to reflect that cash on the Petition Date was $1,987,139.56. The Debtor also inadvertently failed to account for $645.91 in payment received prepetition in April that reduced the amounts owing on the notes receivable listed on Schedule B. The Debtor intends to amend Schedule B to reflect that the amount owing on the notes receivable was less by this amount.

Revised 07/01/98

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

COMPARATIVE BALANCE SHEETS

	FILING DATE* 4/8/2005 0:00	MONTH April	MONTH May	MONTH	MONTH	MONTH	MONTH
LIABILITIES & OWNER’S EQUITY
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		$733.00	$35,858.63
PRE-PETITION LIABILITIES
Notes Payable - Secured
Priority Debt	$1,706.04	$1,706.04	$1,706.04
Federal Income Tax
FICA/Withholding
Unsecured Debt	$8,634,350.43	$8,634,350.43	$8,634,350.43
Other
TOTAL PRE-PETITION LIABILITIES	$8,636,056.47	$8,636,056.47	$8,636,056.47	$0.00	$0.00	$0.00	$0.00

TOTAL LIABILITIES	$8,636,056.47	$8,636,789.47	$8,671,915.10	$0.00	$0.00	$0.00	$0.00

OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK
COMMON STOCK	$3,281,331.00	$3,281,331.00	$3,281,331.00
ADDITIONAL PAID-IN CAPITAL	$2,905,072.00	$2,905,072.00	$2,905,072.00
RETAINED EARNINGS: Filing Date	($12,099,991.15)	($12,099,991.15)	($12,099,991.15)
RETAINED EARNINGS: Post Filing Date		$3,286.83	($29,294.39)
TOTAL OWNER’S EQUITY (NET WORTH)	($5,913,588.15)	($5,910,301.32)	($5,942,882.54)	$0.00	$0.00	$0.00	$0.00

TOTAL LIABILITIES & OWNERS EQUITY	$2,722,468.32	$2,726,488.15	$2,729,032.56	$0.00	$0.00	$0.00	$0.00

* Per Schedules and Statement of Affairs (see note on previous page)
MOR-3		Revised 07/01/98

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH April	MONTH May	MONTH	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE
TAX PAYABLE
Federal Payroll Taxes
State Payroll Taxes
Ad Valorem Taxes
Other Taxes
TOTAL TAXES PAYABLE	0.00	0.00	0.00	0.00	0.00	0.00
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
ACCRUED PROFESSIONAL FEES*		34,125.63
OTHER ACCRUED LIABILITIES
1. Management Fee	733.00	1,733.00
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$733.00	$35,858.63	$0.00	$0.00	$0.00	$0.00

*	Payment requires Court Approval

MOR-4	Revised 07/01/98

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

AGING OF POST-PETITION LIABILITIES

MONTH April

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	MONTH
0-30	35,125.63	35,125.63
31-60	733.00	733.00
61-90	0.00
91+	0.00

TOTAL	$35,858.63	$35,858.63	$0.00	$0.00	$0.00	$0.00

AGING OF ACCOUNTS RECEIVABLE

MONTH
0-30 DAYS
31-60 DAYS
61-90 DAYS
91+ DAYS

TOTAL	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-5	Revised 07/01/98

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

STATEMENT OF INCOME (LOSS)

	MONTH April	MONTH May	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)							$0.00
TOTAL COST OF REVENUES							$0.00
GROSS PROFIT	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OPERATING EXPENSES:
Selling & Marketing							$0.00
General & Administrative							$0.00
Insiders Compensation (Management Fee)	$733.00	$1,000.00					$1,733.00
Professional Fees		$34,125.63					$34,125.63
Other							$0.00
Other							$0.00

TOTAL OPERATING EXPENSES	$733.00	$35,125.63	$0.00	$0.00	$0.00	$0.00	$35,858.63

INCOME BEFORE INT, DEPR/TAX (MOR-1)	($733.00)	($35,125.63)	$0.00	$0.00	$0.00	$0.00	($35,858.63)
INTEREST EXPENSE							$0.00
DEPRECIATION							$0.00
OTHER (INCOME) EXPENSE*	($4,019.83)	($2,544.41)					($6,564.24)
OTHER ITEMS**							$0.00
TOTAL INT, DEPR & OTHER ITEMS	($4,019.83)	($2,544.41)	$0.00	$0.00	$0.00	$0.00	($6,564.24)
NET INCOME BEFORE TAXES	$3,286.83	($32,581.22)	$0.00	$0.00	$0.00	$0.00	($29,294.39)
FEDERAL INCOME TAXES							$0.00

NET INCOME (LOSS) (MOR-1)	$3,286.83	($32,581.22)	$0.00	$0.00	$0.00	$0.00	($29,294.39)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Footnote Mandatory.

**	Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6	Revised 07/01/98

Southern Investors Service Company, Inc.

Other Income & Expense

Attachment to MOR 6

	April	May
Interest Income	$3,985.83	$3,852.79
Fee Income	$25.00	$15.00
Void Check	$9.00	$—
Royalties	$—	$490.52

Other Income	$4,019.83	$4,358.31

Securities & Exchange Reporting	$0.00	$1,210.93
Repairs Maintence	$0.00	$100.00
General Administrative	$0.00	$484.76
Other	$0.00	$18.21

Other Disbursements	$0.00	$1,813.90

Net	$4,019.83	$2,544.41

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

	MONTH April	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO DATE
CASH RECEIPTS AND DISBURSEMENTS
1. CASH-BEGINNING OF MONTH	$1,987,139.56	$1,993,290.29	$1,996,539.97	$1,996,539.97	$1,996,539.97	$1,996,539.97	$1,987,139.56
RECEIPTS:
2. CASH SALES							$0.00
3. COLLECTION OF ACCOUNTS RECEIVABLE							$0.00
4. LOANS & ADVANCES (attach list)	$2,130.90	$705.27					$2,836.17
5. SALE OF ASSETS							$0.00
6. OTHER (attach list)	$4,019.83	$4,358.31					$8,378.14
TOTAL RECEIPTS**	$6,150.73	$5,063.58	$0.00	$0.00	$0.00	$0.00	$11,214.31
(Withdrawal) Contribution by Individual Debtor MFR-2*							$0.00
DISBURSEMENTS:
7. NET PAYROLL							$0.00
8. PAYROLL TAXES PAID							$0.00
9. SALES, USE & OTHER TAXES PAID							$0.00
10. SECURED/RENTAL/LEASES							$0.00
11. UTILITIES & TELEPHONE							$0.00
12. INSURANCE							$0.00
13. INVENTORY PURCHASES							$0.00
14. VEHICLE EXPENSES							$0.00
15. TRAVEL & ENTERTAINMENT							$0.00
16. REPAIRS, MAINTENANCE & SUPPLIES		$100.00					$100.00
17. ADMINISTRATIVE & SELLING		$484.76					$484.76
18. OTHER (attach list)		$1,229.14					$1,229.14

TOTAL DISBURSEMENTS FROM OPERATIONS	$0.00	$1,813.90	$0.00	$0.00	$0.00	$0.00	$1,813.90

19. PROFESSIONAL FEES							$0.00
20. U.S. TRUSTEE FEES							$0.00
21. OTHER REORGANIZATION EXPENSES (attach list)							$0.00

TOTAL DISBURSEMENTS**	$0.00	$1,813.90	$0.00	$0.00	$0.00	$0.00	$1,813.90

22. NET CASH FLOW	$6,150.73	$3,249.68	$0.00	$0.00	$0.00	$0.00	$9,400.41
23. CASH - END OF MONTH (MOR-2)	$1,993,290.29	$1,996,539.97	$1,996,539.97	$1,996,539.97	$1,996,539.97	$1,996,539.97	$1,996,539.97

* Applies to Individual debtors only
MOR-7	** Numbers for the current month should balance (match)	Revised 07/01/98
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Southern Investors Service Company, Inc.

Notesr Receivable Analysis May, 2005

Attachment to MOR 7

Note No.	Name of Payee	Note Maturity	Int Rate	Monthly Payment	Balance 30-Apr-05	Interest	Principal	Late Fee	Total Payment	Balance 31-May-05
1275	SULLIVAN, JANET S	1-Apr-06	9.50%	$82.82	$1,187.33	$9.40	$73.42	$—	$82.82	$1,113.91
N/A	GOSSIEN, FRED	10-Oct-09	8.25%	$78.50	$3,533.31	$24.29	$54.21	$—	$78.50	$3,479.10
1287	HURT, PAUL & RENEE	1-Oct-08	8.50%	$138.86	$5,113.57	$36.22	$102.64	$2.50	$141.36	$5,010.93
N/A	LEROY, STEPHEN & APRIL	15-Oct-09	8.00%	$48.53	$2,197.29	$57.24	$136.88	$—	$194.12	$2,060.41
N/A	SULLIVAN, JR	1-Sep-09	8.25%	$157.00	$7,119.78	$—	$—	$—	$—	$7,119.78
N/A	SULLIVAN, JANET	1-Mar-10	8.00%	$61.88	$3,010.32	$20.07	$41.81	$—	$61.88	$2,968.51
1289	THOMPSON, ELIZABETH	25-Feb-09	8.50%	$49.59	$1,941.85	$13.75	$35.84	$—	$49.59	$1,906.01
N/A	THOMPSON, ELIZABETH	1-Mar-10	8.00%	$48.52	$2,328.95	$15.53	$32.99	$—	$48.52	$2,295.96
1288	WHITE, SCOTT R	1-Feb-09	8.50%	$79.35	$3,765.46	$160.02	$227.48	$12.50	$400.00	$3,537.98

					$30,197.86	$336.52	$705.27	$15.00	$1,056.79	$29,492.59

Southern Investors Service Company, Inc.

Attachment to MOR 7

Receipts	April	May
Royalities	$0.00	$490.52
Interest Earned	$3,985.83	$3,852.79
Fee Income	$25.00	$15.00
Voided Check	$9.00	$0.00

	$4,019.83	$4,358.31

Disbursements	April	May
Securities & Exchange Reporting	$0.00	$1,210.93
Other	$0.00	$18.21

	$0.00	$1,229.14

CASE NAME:	Southern Investors Service Company, Inc.
CASE NUMBER:	05-35538-H4-11

CASH ACCOUNT RECONCILIATION

MONTH OF May-05

BANK NAME	Amegy	Amegy
ACCOUNT NUMBER	#515737756	#51573705
ACCOUNT TYPE	OPERATING	MONEY MARKET	OTHER FUNDS	MONEY MARKET	MONEY MARKET	MONEY MARKET	TOTAL
BANK BALANCE	$54,753.31	$1,940,754.76	$0.00	$0.00	$0.00	$0.00	$1,995,508.07
DEPOSITS IN TRANSIT	$1,056.79						$1,056.79
OUTSTANDING CHECKS	$24.89						$24.89
ADJUSTED BANK BALANCE	$55,785.21	$1,940,754.76	$0.00	$0.00			$1,996,589.75
BEGINNING CASH - PER BOOKS	$56,051.80	$1,937,238.49	$0.00		$0.00	$0.00	$1,993,290.29
RECEIPTS*	$1,547.31	$3,516.27		$0.00	$0.00	$0.00	$5,063.58
TRANSFERS BETWEEN ACCOUNTS	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2							$0.00
CHECKS/OTHER DISBURSEMENTS*	$1,813.90						$1,813.90

ENDING CASH - PER BOOKS	$55,785.21	$1,940,754.76	$0.00	$0.00	$0.00	$0.00	$1,996,539.97

MOR-8	* Numbers should balance (match) TOTAL RECEIPTS and	Revised 07/01/98
TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	Southern Investors Service Company,Inc.
CASE NUMBER:	05-35538-H4-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH April	MONTH May	MONTH	MONTH	MONTH	MONTH
1. PMW, Inc (Paula Mischer) Mowing		100.00
2.
3.
4.
5.
6.

TOTAL INSIDERS (MOR-1)	$0.00	$100.00	$0.00	$0.00	$0.00	$0.00

PROFESSIONALS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
1.
2.
3.
4.
5.
6.

TOTAL PROFESSIONALS (MOR-1)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-9	Revised 07/01/98